UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2023

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY 11214

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC
Warrants to Purchase Common Stock	POL WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, following the annual meeting of stockholders of Polished.com Inc. (formerly known as 1847 Goedeker Inc.) (the “Company”) held on December 21, 2021 (the “2021 Meeting”), certain purported beneficial owners of the Company’s common stock, par value $0.0001 per share (“Common Stock”) expressed concerns about a statement in the Company’s proxy statement related to the 2021 Meeting, specifically questioning, in light of the proxy statement, the ability of brokerage firms and other custodians to vote shares of Common Stock held by them for the benefit of their customers in the absence of instructions from the beneficial owners on a proposal to approve an amendment (the “Charter Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, dated July 30, 2020 (the “Certificate of Incorporation”), increasing the number of authorized shares of Common Stock by 50,000,000 shares of Common Stock (such proposal, the “Share Increase Proposal”). In light of the demands and to ensure against any future question as to the validity of the newly authorized shares following stockholder approval of the Share Increase Proposal at the 2021 Meeting, the Company elected to seek validation of the Charter Amendment through a Petition to the Court of Chancery of the State of Delaware (the “Court”) pursuant to Section 205 of the Delaware General Corporation Law (the “205 Petition”). The action, styled In re 1847 Goedeker Inc., C.A. 2022-0219-SG (the “Action”), sought entry by the Court of an order validating and declaring effective the Charter Amendment, and validating the additional shares of Common Stock authorized under the Share Increase Proposal. Two purported stockholders objected to the 205 Petition. One such objecting, purported stockholder (the “Stockholder Plaintiff”) filed his own lawsuit (which was then consolidated with the 205 Petition) requesting that such relief not be granted and asserting two claims for relief: first, against the Company for alleged violation of the Delaware General Corporation Law Section 225(b) for improper tabulation of the stockholder vote on the Share Increase Proposal; and second, asserting that the Company’s directors breached their fiduciary duties by incorrectly tabulating the stockholder vote, and by causing a purportedly invalid amendment to the Certificate of Incorporation to be filed with the Delaware Secretary of State. The Court held a hearing on May 27, 2022, to consider the Company’s motion for entry of an order under Section 205 and subsequently entered an order denying the motion without prejudice on June 30, 2022. On July 7, 2022, the Company filed a Certificate of Correction with the Secretary of State of the State of Delaware, voiding the Charter Amendment and causing the number of authorized shares of Common Stock to remain at 200,000,000.

On June 12, 2023, the Company submitted to the Court a Stipulation and [Proposed] Order Regarding Notice and Closing of the Case regarding the Action (the “Dismissal Order”). As stated in the Dismissal Order, the Company and the other parties to the Action negotiated at arm’s length and resolved the stockholders’ claims to entitlement to a mootness fee award, and the Company agreed to pay $475,000 for attorneys’ fees and expenses to the stockholders’ counsel (the “Attorneys’ Fees”). Pursuant to Court of Chancery Rules 23(e) and 41(a), the parties to the Action stipulated to voluntary dismissal of the Action with prejudice as to the Stockholder Plaintiff and without prejudice as to any actual or potential claims of any other members of the putative class, and such dismissal was granted by the Court on June 13, 2023. As stipulated in the Dismissal Order, the Company shall, (i) no later than June 24, 2023, file with the Court an affidavit that the Company has filed the Current Report on Form 8-K providing the Company’s stockholders with the notice required by the Dismissal Order and (ii) no later than June 28, 2023, pay or cause to be paid the Attorneys’ Fee to the stockholders’ counsel to an account designated by the stockholders’ counsel. Such payment will fully satisfy and resolve the stockholders’ and the stockholders’ counsel’s entitlement to any fees or expenses in the Action, and the stockholders’ counsel shall not seek any additional fees, expenses, or costs related to the Action.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements contained in this Current Report on Form 8-K may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those described more fully in the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes No duty to update such information except as required under applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Title:	Interim Chief Financial Officer and Secretary

Dated: June 14, 2023

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